SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported) - March 21, 2003

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                               TRENWICK GROUP LTD.
             (Exact name of registrant as specified in its charter)

             Bermuda                      1-16089                  98-0232340
 (State or other jurisdiction    (Commission File Number)       (IRS Employer
        of Incorporation)                                    Identification No.)

       LOM Building, 27 Reid Street
        Hamilton, HM 11, Bermuda                                Not Applicable
 (Address of principal executive offices)                         (Zip Code)

                                 (441) 292-4985
              (Registrant's telephone number, including area code)

                                      None
             (Former name or address, if changed since last report)

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Item 5. Other Events.

Senior Secured Credit Facility

      Trenwick America Corporation, Trenwick Holdings Limited and Trenwick UK Holdings Limited, each a subsidiary of Trenwick Group Ltd. ("Trenwick"), entered into an amendment to the Credit Agreement, dated as of November 24, 1999 and amended and restated on September 27, 2000 (the "Credit Agreement"), among Trenwick America Corporation, Trenwick Holdings Limited, certain lending institutions (the "Banks") party thereto, Wachovia Bank, National Association, as Syndication Agent, Fleet National Bank, as Documentation Agent, and JPMorgan Chase Bank ("JPMorgan"), as Administrative Agent on March 28, 2003. In connection therewith, on March 24 and March 28, 2003 Trenwick and the Banks entered into certain amendments to the Holdings Guaranty, dated as of September 27, 2000 (the "Holdings Guaranty"), between Trenwick and JPMorgan, as Administrative Agent. In addition, the Banks entered into a waiver agreement dated as of March 21, 2003 under the Credit Agreement (the "Waiver Agreement").

      The Waiver Agreement and the amendments to the Credit Agreement and Holding Guaranty referred to above provide for, among other things, waivers of potential covenant defaults and extension of a number of deadlines imposed under the Credit Agreement and Holdings Guaranty, including the date by which the 6.70% Senior Notes of Trenwick America Corporation due April 1, 2003 (the "Senior Notes") are required to be replaced, refinanced or restructured.

      The description herein of the Waiver Agreement and the amendments to the Credit Agreement and Holding Guaranty referred to above is qualified in its entirety by reference to the full text thereof, copies of which are attached hereto as Exhibits 99.1 through 99.4, and are incorporated herein by reference.

      Trenwick America Corporation, Trenwick Holdings Limited and Trenwick UK Holdings Limited entered into a Ninth Amendment and Waiver to the Credit Agreement, dated as of April 8, 2003 (the "Ninth Amendment and Waiver"), with the Banks, Wachovia Bank, National Association, as Syndication Agent, Fleet National Bank, as Documentation Agent, and JPMorgan, as Administrative Agent. In connection with the Ninth Amendment and Waiver, Trenwick and the Banks entered into a Tenth Amendment and Consent to the Holdings Guaranty, dated as of April 8, 2003 (the "Tenth Guaranty Amendment and Consent").

      Pursuant to the Ninth Amendment and Waiver, potential covenant defaults were waived, including as a result of the failure of Trenwick (i) to meet certain financial covenants, (ii) to deliver an unqualified opinion from its accountants as to the status of Trenwick and its subsidiaries as a going concern with respect to its annual financial statements for the fiscal year ending December 31, 2002, and (iii) to provide the Banks with certain regulatory financial documents of LaSalle Re Limited, an indirect subsidiary of Trenwick, and certain other monthly financial documents of Trenwick and its subsidiaries. Additionally, the Ninth Amendment and Waiver and the Tenth Guaranty


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

Amendment and Consent amended certain financial covenants, added additional financial reporting requirements, amended a negative covenant thereby allowing two indirect subsidiaries of Trenwick to merge, and extended a number of deadlines, including extending the date by which the Senior Notes are required to be replaced, refinanced or restructured to July 15, 2003.

      Pursuant to the Tenth Guaranty Amendment and Consent, the Banks consented to the agreement reached with the holders of the Senior Notes described below, including the payment to those holders of accrued and unpaid interest required to have been paid on April 1, 2003, and waived the default which arose under the Credit Agreement for the failure to pay the principal and interest on the Senior Notes on such date.

      In addition, the Ninth Amendment and Waiver and Tenth Guaranty Amendment and Consent made other technical and clarifying amendments to the Credit Agreement and Holdings Guaranty, respectively.

      The description herein of the Ninth Amendment and Waiver and the Tenth Guaranty Amendment and Consent is qualified in its entirety by reference to the full text of the Ninth Amendment and Waiver and the Tenth Guaranty Amendment and Consent, copies of which are attached hereto as Exhibits 99.5 and 99.6, respectively, and are incorporated herein by reference.

Senior Notes

      Trenwick America Corporation and Bank One Trust Company, NA, as Trustee, entered into a Second Supplemental Indenture dated as of April 1, 2003 ("Second Supplemental Indenture") pursuant to which the maturity date of the Senior Notes was extended until August 1, 2003 and the default occasioned when Trenwick America Corporation failed to pay principal and interest on the Senior Notes on April 1, 2003 was waived. In addition, pursuant to a letter agreement dated as of April 1, 2003 (the "Letter Agreement"), Trenwick America Corporation paid to the holders of the Senior Notes all interest accrued through April 1, 2003, in the amount of $2,512,500. Under the terms of the Letter Agreement, a representative of MBIA Insurance Corporation, the holder of $55 million aggregate principal amount of the $75 million aggregate principal amount of the Senior Notes issued and outstanding, has been given observer rights on the Trenwick Board of Directors, and Trenwick has agreed to negotiate the terms of a consulting agreement with the appointed observer.

      On April 9, 2003, Trenwick issued a press release announcing the agreement it reached with the holders of the Senior Notes as described above. A copy of the press release is filed herewith as Exhibit 99.7 and is incorporated herein by reference. The description herein of the Second Supplemental Indenture and the Letter Agreement is qualified in its entirety by reference to the full text of the Second Supplemental Indenture and the Letter Agreement, copies of which are attached hereto as Exhibits 99.8 and 99.9, respectively, and are incorporated herein by reference.


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

Item 7. Financial Statements and Exhibits.

(c) Exhibits

      99.1 Fifth Waiver to the Credit Agreement, dated as of March 21, 2003, by and among Trenwick America Corporation, Trenwick Holdings Limited, Trenwick UK Holdings Limited, the lending institutions from time to time party to the Credit Agreement, Wachovia Bank, National Association, as Syndication Agent, Fleet National Bank, as Documentation Agent, and JPMorgan Chase Bank, as Administrative Agent.

      99.2 Eighth Amendment to the Holdings Guaranty, dated as of March 24, 2003, by and among Trenwick Group Ltd. and the lending institutions from time to time party to the Credit Agreement.

      99.3 Eighth Amendment to the Credit Agreement, dated as of March 28, 2003, by and among Trenwick America Corporation, Trenwick Holdings Limited, Trenwick UK Holdings Limited, the lending institutions from time to time party to the Credit Agreement, Wachovia Bank, National Association, as Syndication Agent, Fleet National Bank, as Documentation Agent, and JPMorgan Chase Bank, as Administrative Agent.

      99.4 Ninth Amendment to the Holdings Guaranty, dated as of March 28, 2003, by and among Trenwick Group Ltd. and the lending institutions from time to time party to the Credit Agreement.

      99.5 Ninth Amendment and Waiver to the Credit Agreement, dated as of April 8, 2003, by and among Trenwick America Corporation, Trenwick Holdings Limited, Trenwick UK Holdings Limited, the lending institutions from time to time party to the Credit Agreement, Wachovia Bank, National Association, as Syndication Agent, Fleet National Bank, as Documentation Agent, and JPMorgan Chase Bank, as Administrative Agent.

      99.6 Tenth Amendment and Consent to the Holdings Guaranty, dated as of April 8, 2003, by and among Trenwick Group Ltd. and the lending institutions from time to time party to the Credit Agreement.

      99.7        Press release of Trenwick Group Ltd. issued April 9, 2003.

      99.8 Second Supplemental Indenture, dated as of April 1, 2003, by and among Trenwick America Corporation and Bank One Trust Company, NA and consented to by the senior noteholders named


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

                  therein.

      99.9 Letter Agreement, dated as of April 1, 2003, by and among Trenwick America Corporation, Trenwick Group Limited and the senior noteholders named therein.


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

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           TRENWICK GROUP LTD.


                                           By: /s/ Alan L. Hunte
                                              ----------------------------------
                                           Title: Executive Vice President
                                                    & Chief Financial Officer

Dated: April 10, 2003


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

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1 Fifth Waiver to the Credit Agreement, dated as of March 21, 2003, by and among Trenwick America Corporation, Trenwick Holdings Limited, Trenwick UK Holdings Limited, the lending institutions from time to time party to the Credit Agreement, Wachovia Bank, National Association, as Syndication Agent, Fleet National Bank, as Documentation Agent, and JPMorgan Chase Bank, as Administrative Agent.

99.2 Eighth Amendment to the Holdings Guaranty, dated as of March 24, 2003, by and among Trenwick Group Ltd. and the lending institutions from time to time party to the Credit Agreement.

99.3 Eighth Amendment to the Credit Agreement, dated as of March 28, 2003, by and among Trenwick America Corporation, Trenwick Holdings Limited, Trenwick UK Holdings Limited, the lending institutions from time to time party to the Credit Agreement, Wachovia Bank, National Association, as Syndication Agent, Fleet National Bank, as Documentation Agent, and JPMorgan Chase Bank, as Administrative Agent.

99.4 Ninth Amendment to the Holdings Guaranty, dated as of March 28, 2003, by and among Trenwick Group Ltd. and the lending institutions from time to time party to the Credit Agreement.

99.5 Ninth Amendment and Waiver to the Credit Agreement, dated as of April 8, 2003, by and among Trenwick America Corporation, Trenwick Holdings Limited, Trenwick UK Holdings Limited, the lending institutions from time to time party to the Credit Agreement, Wachovia Bank, National Association, as Syndication Agent, Fleet National Bank, as Documentation Agent, and JPMorgan Chase Bank, as Administrative Agent.

99.6 Tenth Amendment and Consent to the Holdings Guaranty, dated as of April 8, 2003, by and among Trenwick Group Ltd. and the lending institutions from time to time party to the Credit Agreement.


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

99.7              Press release of Trenwick Group Ltd. issued April 9, 2003.

99.8 Second Supplemental Indenture, dated as of April 1, 2003, by and among Trenwick America Corporation and Bank One Trust Company, NA and consented to by the senior noteholders named therein.

99.9 Letter Agreement, dated as of April 1, 2003, by and among Trenwick America Corporation, Trenwick Group Limited and the seniornote holders named therein.


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